CUSIP No. 451033104	Exhibit 2

Lock-Up Agreement dated November 29th, 2017, between Eastern Capital Limited and the Aegis Capital Corp, (Incorporated herein by reference to Exhibit A of Exhibit 1.1 to the Issuer’s Form 8-K filed with the U.S. Securities and Exchange Commission on December 1, 2017)